EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER and PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Creative Learning Corporation (the "Company") on Form 10-K for the period ending September 30, 2017 as filed with the Securities and Exchange Commission (the "Report"), Christian Miller, the Company's Principal Financial Officer and Principal Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

January 4, 2018	/s/ Christian Miller
Christian Miller
Chief Financial Officer and Chief Operations Officer
(Principal Executive Officer, Principal Financial Officer)